Contingent liabilities	12 Months Ended
Jun. 30, 2020
Text block [abstract]
Contingent liabilities
33    Contingent liabilities

	2020	2019
	US$M	US$M
Associates and joint ventures (1)	1,314	1,822
Subsidiaries and joint operations (1)	1,534	1,621

Total	2,848	3,443

(1)
There are a number of matters, for which it is not possible at this time to provide a range of possible outcomes or a reliable estimate of potential future exposures, and for which no amounts have been included in the table above.

A contingent liability is a possible obligation arising from past events and whose existence will be confirmed only by occurrence or non-occurrence
of one or more uncertain future events not wholly within the control of the Group. A contingent liability may also be a present obligation arising from past events but is not recognised on the basis that an outflow of economic resources to settle the obligation is not viewed as probable, or the amount of the obligation cannot be reliably measured.
When the Group has a present obligation, an outflow of economic resources is assessed as probable and the Group can reliably measure the obligation, a provision is recognised.
The Group has entered into various counter-indemnities of bank and performance guarantees related to its own future performance, which are in the normal course of business. The likelihood of these guarantees being called upon is considered remote.
The Group presently has tax matters, litigation and other claims, for which the timing of resolution and potential economic outflow are uncertain. Obligations assessed as having probable future economic outflows capable of reliable measurement are provided at reporting date and matters assessed as having possible future economic outflows capable of reliable measurement are included in the total amount of contingent liabilities above. Individually significant matters, including narrative on potential future exposures incapable of reliable measurement, are disclosed below, to the extent that disclosure does not prejudice the Group.

Uncertain tax and royalty matters
The Group is subject to a range of taxes and royalties across many jurisdictions, the application of which is uncertain in some regards. Changes in tax law, changes in interpretation of tax law, periodic challenges and disagreements with tax authorities, and legal proceedings result in uncertainty of the outcome of the application of taxes and royalties to the Group’s business. Areas of uncertainty at reporting date include the application of taxes and royalties to the Group’s cross-border operations and transactions.

Details of uncertain tax and royalty matters have been disclosed in note 6 ‘Income tax expense’. To the extent uncertain tax and royalty matters give rise to a contingent liability, an estimate of the potential liability is included within the table above, where it is capable of reliable measurement.

Samarco contingent liabilities	The table above includes contingent liabilities related to the Group’s equity accounting investment in Samarco to the extent they are capable of reliable measurement. Details of contingent liabilities related to Samarco are disclosed in note 4 ‘Significant events – Samarco dam failure’.

Demerger of South32	As part of the demerger of South32 Limited (South32) in May 2015, certain indemnities were agreed under the Separation Deed. Subject to certain exceptions, BHP Group Limited indemnifies South32 against claims and liabilities relating to the Group Businesses and former Group Businesses prior to the demerger and South32 indemnifies the Group against all claims and liabilities relating to the South32 Businesses and former South32 Businesses. No material claims have been made pursuant to the Separation Deed as at 30 June 2020.